Exhibit 23.1

                         [Coopers & Lybrand letterhead]


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the incorporation by reference in this Registration Statement on Form S-3 of Storage USA, Inc. and SUSA Partnership, L.P., of:
(A)(1) our report dated January 26, 1996, except for Note 5 and Note 13, as to which the date is March 21, 1996, on our audit of the consolidated financial statements of Storage USA, Inc. (the "Company") as of December 31, 1995 and 1994, and for the year ended December 31, 1995 and for the period from March 24, 1994 (inception) through December 31, 1994, and the combined results of Storage USA, Inc. (the "Predecessor") for the period from January 1, 1994 through March 23, 1994, and for the year ended December 31, 1993, which report is incorporated by reference in the Company's 1995 Form 10-K/A-1; (2) our report dated January 26, 1996, on our audit of the financial statement schedule of Storage USA, Inc. as of December 31, 1995, which report is included in the Company's 1995 Form 10-K/A-1, (3) our report dated December 29, 1995, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1994, which report is included in the Company's 8-K dated April 5, 1996; (4) our report dated June 28, 1996, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1995, which report is included in the Company's 8-K/A dated July 17, 1996; (5) our report dated September 10, 1996, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1995, which report is included in the Company's 8-K/A dated September 16, 1996; (6) our report dated October 18, 1996, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1995, which report is included in the Company's 8-K dated October 24, 1996, as amended by the Company's Form 8-K/A filed on October 31, 1996; and (7) our report dated February 13, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1995, which report is included in the Company's 8-K/A dated February 18, 1997 and (B)(1) our report dated January 26, 1996, except for Note 5 and Note 12, as to which the date is March 21, 1996, on our audits of the consolidated financial statements of the SUSA Partnership, L.P. (the "Partnership") as of December 31, 1995 and 1994 and for the year ended December 31, 1995 and for the period from March 24, 1994 (inception) through December 31, 1994, and the combined results of Storage USA, Inc. (the "Predecessor") for the period from January 1, 1994 through March 23, 1994, and for the year ended December 31, 1993, which report is included in the Partnership's Registration Statement on Form S-3 (File No. 333- 3344) filed on July 23, 1996; (2) our report dated October 18, 1996, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1995, which report is included in the Partnership's 8-K dated october 24, 1996, as amended by the Partnership's Form 8-K/A filed on October 31, 1996; and (3) our report dated February 13, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1995, which report is included in the Partnership's 8-K/A dated February 18, 1997.

         We  also  consent  to the  reference  to our  firm  under  the  caption
"Experts".

                                    /s/ Coopers & Lybrand L.L.P.
                                    COOPERS & LYBRAND L.L.P.



Baltimore, Maryland
February 18, 1997